THE ADVISORS' INNER CIRCLE FUND II

                         AMENDED AND RESTATED RULE 18F-3
                        MULTIPLE CLASS PLAN (THE "PLAN")

                                FEBRUARY 21, 2007

The Advisors' Inner Circle Fund II (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each, a "Fund," and together, the "Funds").

A.  ATTRIBUTES OF SHARE CLASSES

    1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each, a "Certificate") as each such Certificate is attached as Exhibits hereto.

    2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.  EXPENSE ALLOCATIONS

    1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a DIFFERENT AMOUNT BY THAT CLASS (excluding economies of scale discounts) or for which that class receives SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "class-specific" expenses and are (or will be) borne exclusively by that class.

    2. Expenses that are not incurred in DIFFERENT AMOUNTS BY CLASS and for which share classes do not receive SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "non-class specific" expenses and shall be allocated in accordance with Rule 18f-3(c).

C.  AMENDMENT OF PLAN; PERIODIC REVIEW

    1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board of Trustees.

    2. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                                      SCHEDULE A

                                          Hancock Horizon Family of Funds


-----------------------------------------------------------------------------------------------------------------------
                                                                                     INSTITUTIONAL
                                TRUST CLASS       CLASS A     CLASS C   CLASS D          SWEEP            INSTITUTIONAL
                                   SHARES         SHARES      SHARES     SHARES       CLASS SHARES        CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------
Government Money Market Fund         X              X                                       X
-----------------------------------------------------------------------------------------------------------------------
Strategic Income Bond Fund           X              X          X
-----------------------------------------------------------------------------------------------------------------------
Value Fund                           X              X          X
-----------------------------------------------------------------------------------------------------------------------
Growth Fund                          X              X          X
-----------------------------------------------------------------------------------------------------------------------
Burkenroad Fund                                     X                      X
-----------------------------------------------------------------------------------------------------------------------
Diversified International
Fund                                 X              X          X
-----------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund         X              X          X
-----------------------------------------------------------------------------------------------------------------------

                                                            SCHEDULE B

                                                     Reaves Family of Funds


-----------------------------------------------------------------------------------------------------------------------
                                              INVESTOR CLASS SHARES              INSTITUTIONAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------
Reaves Select Research Fund                             X                                     X
-----------------------------------------------------------------------------------------------------------------------

                                                            SCHEDULE C

                                                     Champlain Family of Funds


-----------------------------------------------------------------------------------------------------------------------
                                               INSTITUTIONAL SHARES                    ADVISOR SHARES
-----------------------------------------------------------------------------------------------------------------------
Champlain Small Company Fund                            X                                     X
-----------------------------------------------------------------------------------------------------------------------
Champlain Mid Cap Fund                                                                        X
-----------------------------------------------------------------------------------------------------------------------

                                                         SCHEDULE D

                                                SmartGrowth Family of Funds


-----------------------------------------------------------------------------------------------------------------------
                                                                          INSTITUTIONAL
                                                                          CLASS SHARES          CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(R) Optimal Conservative Index Fund                        X                     X
-----------------------------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(R) Optimal Moderate Index Fund                            X                     X
-----------------------------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(R) Optimal Growth Index Fund                              X                     X
-----------------------------------------------------------------------------------------------------------------------

                                                    SCHEDULE E

                                               Frost Family of Funds

----------------------------------------------------------------------------------------------------------
                                                                                  INSTITUTIONAL CLASS
                                                               CLASS A SHARES             SHARES
----------------------------------------------------------------------------------------------------------
Frost Core Growth Equity Fund                                        X                      X
----------------------------------------------------------------------------------------------------------
Frost Dividend Value Equity Fund                                     X                      X
----------------------------------------------------------------------------------------------------------
Frost Strategic Balanced Fund                                        X                      X
----------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund                       X                      X
----------------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                                          X                      X
----------------------------------------------------------------------------------------------------------
Frost International Equity Fund                                      X                      X
----------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                                         X                      X
----------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                                         X                      X
----------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                                            X                      X
----------------------------------------------------------------------------------------------------------
Frost Low Duration Municipal Bond Fund                               X                      X
----------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund                               X                      X
----------------------------------------------------------------------------------------------------------
Frost LKCM Multi-Cap Equity Fund                                     X                      X
----------------------------------------------------------------------------------------------------------
Frost LKCM Small-Mid Cap Equity Fund                                 X                      X
----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                               Trust Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Trust Class Shares ("Trust Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Trust Class Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Trust Shares of each Fund may be exchanged for Trust Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Trust Shares will have one vote for each full Trust Share held and a fractional vote for each fractional Trust Share held. Shareholders of Trust Share will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Trust Shares (such as a distribution plan or service agreement relating to Trust Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Trust Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Trust Shares do not have a conversion feature.

                                                                       EXHIBIT B


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class A Shares may be sold with a load or sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A Shares. The distributor will use its fee for expenses associated with the promotion and sale of each Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class A Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class A Shares may be exchanged for Class A Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class A Shares do not have a conversion feature.

                                                                       EXHIBIT C


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class C Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class C Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.75% of each Fund's average daily net assets attributable to the Class C Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class C Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class C Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class C Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class C Shares may be exchanged for Class C Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class C Shares will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Shareholders of Class C Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to the Class C Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class C Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class C Shares do not have a conversion feature.

                                                                       EXHIBIT D

                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                        Institutional Sweep Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Sweep Class Shares ("Institutional Sweep Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. Institutional Sweep Shares may be subject to shareholder servicing fees (as described in the prospectus and shareholder services plan).

2.   ELIGIBILITY OF PURCHASERS

     Institutional Sweep Shares are for investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Sweep Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Sweep Shares will have one vote for each full Institutional Sweep Share held and a fractional vote for each fractional Institutional Sweep Share held. Shareholders of Institutional Sweep Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Institutional Sweep Shares (such as a distribution plan or service agreement relating to the Institutional Sweep Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Sweep Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Sweep Shares do not have a conversion feature.

                                                                       EXHIBIT E


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class D Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class D Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class D Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class D Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).


2.   ELIGIBILITY OF PURCHASERS

     Class D Shares are available to individual and institutional investors and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class D Shares of each Fund may be exchanged for Class D Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class D Shares will have one vote for each full Class D Share held and a fractional vote for each fractional Class D Share held. Shareholders of Class D Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class D Shares (such as a distribution plan or service agreement relating to Class D Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of the Class D Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class D Shares do not have a conversion feature.

                                                                       EXHIBIT F

                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to institutional investors investing for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT G

                             REAVES FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                              Investor Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Investor Class Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a distribution plan or service agreement relating to Investor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Investor Class Shares do not have a conversion feature.

                                                                       EXHIBIT H


                             REAVES FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and retail investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT I

                            CHAMPLAIN FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                              Institutional Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Shares of each Fund may be exchanged for Institutional Shares of each other Champlain Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Shares do not have a conversion feature.

                                                                       EXHIBIT J

                            CHAMPLAIN FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Advisor Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Advisor Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

2.   ELIGIBILITY OF PURCHASERS

     Advisor Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Advisor Shares of each Fund may be exchanged for Advisor Shares of each other Champlain Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Advisor Shares will have one vote for each full Advisor Share held and a fractional vote for each fractional Advisor Share held. Shareholders of Advisor Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Shares (such as a distribution plan or service agreement relating to Advisor Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Advisor Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Advisor Shares do not have a conversion feature.

                                                                       EXHIBIT K

                            SMARTGROWTH FAMILY FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. Institutional Class Shares may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other SmartGrowth Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Shares do not have a conversion feature.

                                                                       EXHIBIT L

                           SMARTGROWTH FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class A Shares may be sold with a load or sales charge (as described in the prospectus), and are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class A Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).


2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are available to individual and retail investors, and may require a minimum investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class A Shares of each Fund may be exchanged for Class A Shares of each other SmartGrowth Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Class A Shares do not have a conversion feature.

                                                                       EXHIBIT M

                              FROST FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Frost Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT N

                              FROST FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class A Shares may be sold with a load or sales charge (as described in the prospectus), and are subject to a Rule 12b-1 fee. The Trust, on behalf of each fund will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are available to individual and retail investors, and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class A Shares of each Fund may be exchanged for Class A Shares of each other Frost Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class; and
     (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Class A Shares do not have a conversion feature.